UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2025

ArrowMark Financial Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	811-22853	90-0934878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fillmore Street, Suite 325, Denver, Colorado	80206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 398-2929

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	BANX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2025, ArrowMark Financial Corp. entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”) in connection with the issuance and sale of up to $25,000,000 of the Company’s shares of common stock, from time to time, through the Distributor as the Company’s agent, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Offering”).

Pursuant to the Distribution Agreement, the Distributor may enter into sub-placement agent agreements with one or more selected dealers. The Distributor has entered into a sub-placement agent agreement, dated December 15, 2025 (the “Sub-Placement Agent Agreement”), with UBS Securities LLC (the “Sub-Placement Agent”) relating to the Common Shares to be offered under the Distribution Agreement.

The Offering was made pursuant to the Company’s registration statement on Form N-2/A (File Nos. 333-281004; 811-22853), originally filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2025 and declared effective on February 18, 2025, a base prospectus dated February 18, 2025 and a prospectus supplement dated December 15, 2025.

The legal opinion, including the related consent, of Troutman Pepper Locke LLP relating to the issuance and sale of the shares of Common Stock issued in the Offering is filed as Exhibit 5.1 hereto.

The foregoing descriptions of the Distribution Agreement and the Sub-Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Distribution Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference, and the full text of the Sub-Placement Agent Agreement filed with this report as Exhibit 1.2 and incorporated herein by reference to this Current Report on Form 8-K.

The Distribution Agreement and Sub-Placement Agent Agreement have been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding their terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Distribution Agreement and Sub-Placement Agent Agreement were made only for purposes of such agreements and as of specific dates and were solely for the benefit of the parties to such agreements.

Item 8.01	Other Events.

On December 15, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

1.1	Distribution Agreement between the Registrant and ALPS Distributors, Inc., dated December 15, 2025
1.2	Sub-Placement Agent Agreement between ALPS Distributors, Inc. and UBS Securities LLC, dated December 15, 2025
5.1	Opinion of Troutman Pepper Locke LLP
23.1	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1)
99.1	Press Release, dated, December 15, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROWMARK FINANCIAL CORP.

Date: December 15, 2025

	By:	/s/ Patrick J. Farrell
	Name:	Patrick J. Farrell
	Title:	Chief Financial Officer